Exhibit 99.1

              CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350
             (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Menderes Akdag, Chief Executive Officer (principal executive officer) of PetMed Express, Inc. (the "Registrant"), certify to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the year ended March 31, 2003 (the "Report") of the Registrant, that:

(1)	The Report fully complies with the requirements of section
        13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report, fairly presents,
        in all material respects, the financial condition and results of operations of the Registrant.

                           By:  /s/  Menderes Akdag
                              ------------------------------
                                     Menderes Akdag

                           Date: June 13, 2003